                                AMENDMENT NO. 2

                                      TO

                     THIRD AMENDED AND RESTATED REVOLVING
                         CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 (the "Amendment") is entered into as of May 16, 2000, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation ("Radnor"), Radnor Delaware, Inc., StyroChem Europe (the Netherlands) B.V., StyroChem Finland Oy, ThermiSol Denmark A/S, ThermiSol Sweden AB and ThermiSol Finland Oy (collectively, the "European Borrowers", and together with the U.S. Borrowers, the "Borrowers"), Bank of America, N.A. ("Bank of America") and each of the other financial institutions which are or become parties hereto (collectively, the "Lenders") and Bank of America, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                                  BACKGROUND
                                  ----------

     The Borrowers, the Lenders and the Agent are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999 (as amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders provide the Borrowers with certain financial accommodations.

     The Borrowers have requested certain modifications to the Loan Agreement. Such modifications require the consent of the Required Lenders (as defined in the Loan Agreement). The Required Lenders have consented to the requested modifications on the terms and conditions hereafter set forth.

     NOW THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to of for the account of the Borrowers by any Lender and the Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. All capitalized terms not otherwise defined herein shall
          -----------
have the meanings given to them in the Loan Agreement.

     2.   Amendment to Loan Agreement. Subject to satisfaction of the conditions
          ---------------------------
precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) Section 7.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

          7.3  Guarantees. Become liable upon the obligations of any Person by
               ----------
          assumption, endorsement or guaranty thereof or otherwise (other than to Lenders or any Affiliate of lenders) except (a) as disclosed on
          Schedule 7.3, (b) the endorsement of checks in the ordinary course of
          -------------
          business, (c) guarantees by any one or more Borrowers of trade debt of any other Borrower and Indebtedness of any other Borrower which is permitted to be incurred under Section 7.8 of this Agreement, and (d) other guarantees not to exceed a liability of $5,000,000 in the aggregate at any one time.

     3.   Conditions of Effectiveness. This Amendment shall become effective
          ---------------------------
upon satisfaction of the following conditions precedent:

          (a) the receipt by the Agent, on behalf of the Lenders, of four (4) copies of this Amendment executed by the Borrowers and the Required Lenders.

     4.   Representations and Warranties. Each of the Borrowers hereby
          ------------------------------
represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

          (b) This Amendment has been duly executed and delivered by such Borrower and constitutes such Borrower's legal, valid and binding obligation, enforceable in accordance with its terms.

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment.

          (d) The presentations and warranties of the Borrowers set forth in the Loan Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all provisions of the Loan Agreement and the Other Documents, except as amended hereby, are in full force and effect.

          (e) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (f) such Borrower has no defenses, counterclaims or offsets with respect to the Loan Agreement and its performance of its obligations thereunder, or if such Borrower has any such defenses, claims, counterclaims or offsets to the Loan Agreement or the Other Documents or any transaction related to the Loan Agreement or the Other Documents, the same are hereby waived, relinquished and released in consideration of the Required Lender's execution and delivery of this Amendment.

     5.   Effect on the Loan Agreement.
          ----------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby. The Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement are hereby amended so that any reference to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement and the Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent, nor constitute a waiver of any provision of the Loan Agreement or the Other Documents executed and/or delivered under or on connection therewith.

     6.   Governing Law. This Amendment shall be binding upon and inure to the
          -------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7.   Headings. Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Counterparts, Telecopied Signatures. This Amendment may be executed in
          -----------------------------------
any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     9.   Expenses.  Each of the Borrowers, jointly and severally, agrees to pay
          --------
all reasonable costs and expenses incurred in connection with the negotiation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     10.  ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS
          --------
EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.



U.S. BORROWERS:                    WINCUP HOLDINGS, INC.


                                   By:___________________________________


                                   RADNOR CHEMICAL CORPORATION


                                   By:___________________________________


                                   STYROCHEM U.S., LTD.
                                   By its general partner, StyroChem GP, L.L.C.
                                   By its sole member, Radnor Chemical
                                   Corporation


                                   By:___________________________________


                                   RADNOR HOLDINGS CORPORATION


                                   By:___________________________________


                                   RADNOR DELAWARE, INC.


                                   By:___________________________________


                                   STYROCHEM DELAWARE, INC.


                                   By:___________________________________


                                   WINCUP TEXAS, LTD
                                   By its general partner, WinCup GP, L.L.C.
                                   By its sole member WinCup Holdings, Inc.

                                   By:___________________________________


EUROPEAN BORROWERS:                STYROCHEM EUROPE (THE NETHERLANDS)
                                   B.V.


                                   By:___________________________________


                                   STYROCHEM FINLAND OY


                                   By:___________________________________


                                   THEMISOL DENMARK A/S


                                   By:___________________________________


                                   THERMISOL SWEDEN AB


                                   By:___________________________________


                                   THERMISOL FINLAND OY.


                                   By:___________________________________


AGENT AND LENDERS:                 BANK OF AMERICA, N.A.
                                   as Agent and a Lender


                                   By:___________________________________
                                   Name:_________________________________
                                   Title:________________________________

                                   FIRST UNION NATIONAL BANK
                                   as a Lender

                                   By:___________________________________
                                   Name:_________________________________
                                   Title:________________________________

                                 Schedule 7.3

                                  Guarantees
                                  ----------

1. Pursuant to a Guaranty dated February 25, 1994, Radnor Chemical Corporation has unconditionally guaranteed, up to a maximum amount of $3,300,000 Canadian, the prompt and full payment when due of all Guaranteed Indebtedness (as such term is defined in the Guaranty) owed by StyroChem Canada, Ltd. to Bank of Montreal under a certain Agreement Respecting a Term Loan and other Credit Facilities between Bank of Montreal and StyroChem Canada, Ltd.

2. WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Delaware, Inc., Radnor Management, Inc., StyroChem U.S., Ltd., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware, Inc., and WinCup Europe Delaware, Inc. have guaranteed the payment of principal and interest on $100 million of 10% Senior Notes due 2003, issued by Radnor Holdings Corporation pursuant to an Indenture dated December 5, 1996, as amended by a First Supplemental Indenture dated as of December 17, 1996, and as amended by a Second Supplemental Indenture dated as of October 15, 1997, and as amended by a Third Supplemental Indenture dated as of February 9, 1998, and as amended by a Fourth Supplemental Indenture dated as of July 8, 1998, and as amended by a Fifth Supplemental Indenture dated as of January 21, 1999, and as amended by a Sixth Supplemental Indenture dated as of March 23, 1999, among First Union National Bank, Radnor Holdings Corporation, WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Delaware, Inc., Radnor Management, Inc., StyroChem U.s., Ltd., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LO, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware, Inc., and WinCup Europe Delaware, Inc.

3. WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Delaware, Inc., Radnor Management, Inc., StyroChem U.S., Ltd., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware, Inc., and WinCup Europe Delaware, Inc. have guaranteed the payment of principal and interest on $60 million of 10% Series B Senior Notes due 2003, issued by Radnor Holdings Corporation pursuant to an Indenture dated October 15, 1997, as amended by a First Supplemental Indenture dated as of February 9, 1998, and as amended by a Second Supplemental Indenture dated as of January 21, 1999, and as amended by a Third Supplemental Indenture dated as of March 23, 1999, among First Union National Bank, Radnor Holdings Corporation, WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Delaware, Inc., Radnor Management, Inc., StyroChem U.s., Ltd., WinCup Texas Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C., Radnor Management Delaware, Inc., StyroChem Delaware, Inc., and WinCup Europe Delaware, Inc.

4.   Radnor Holdings Corporation has guaranteed certain obligations of StyroChem
     U.S., Ltd. to General Electric Capital Corporation.                $6,115,000

5.   Radnor Holdings Corporation has guaranteed certain obligations of WinCup
     Holdings, Inc. to General Electric Capital Corporation.            $6,414,000

6.   Radnor Holdings Corporation has guaranteed certain obligations of Radnor
     Management, Inc. to General Electric Capital Corporation.          $1,534,000

7.   Radnor Holdings Corporation has guaranteed certain obligations of WinCup
     Texas, Ltd. to General Electric Capital.                           $1,314,000

8.   Radnor Holdings Corporation has guaranteed certain obligations of ThermiSol
     Finland Oy to Merita Bank.              1,000,000 FIM   5/5 USD  =   $150,864

9.   Radnor Holdings Corporation has guaranteed certain obligations of ThermiSol
     Finland Oy to Merita Bank.                680,000 FIM   5/5 USD  =   $102,587

10.  Radnor Holdings Corporation has guaranteed certain obligations of WinCup
     Holdings, Inc. to The CIT Group.                                   $2,653,000